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                                                                      EXHIBIT 99

The Boeing Company                                    Company Procedure PRO-1557
                                                               PRO-1557
                                                               Issue Date:
                                                               February 22, 1999

Foreign Sales Consultants

Purpose/Summary:

     This procedure establishes the guidelines and responsibilities for the selection, approval and use of foreign sales consultants. Other consultant and professional services agreements are processed in accordance with Company Procedure PRO-13, "Consultants and Professional Services Agreements."

Scope:

     Supersedes:    Boeing Procedure JE-ACG-501, 01/10/94

     Applies to:    All segments of The Boeing Company including subsidiaries
                    (as implemented by the resolutions of the subsidiary Board of Directors)

Maintained By:

     Company Offices Contracts and Law Department

Authority Reference(s):

     POL-1, "Delegation of Authority to Authorize Business Transactions and
             Agreements, and to Commit Company Resources"
     POL-14, "Consultant and Professional Services"

Approved By:

     Theodore J. Collins
     Senior Vice President - General Counsel
     Company Offices

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1.   Definitions

     A. Foreign Sales Consultant - An individual or firm who is retained on behalf of the Company, regardless of the form of compensation, for the purpose of supporting the sale or lease of Company products and services outside the United States. Foreign sales consultants typically provide information and advice to the Company and communicate with foreign customers and with governments.

2.   Requirements

     A.   General

          1. Each Operating Group which uses the services of foreign sales consultants will establish and maintain, subject to the prior approval of the Senior Vice President and General Counsel, a written procedure regarding the selection, approval and use of foreign sales consultants.

          2. Each Operating Group will also establish and maintain a senior executives committee. The purpose of the senior executives committee will be to meet to review and approve each foreign sales consultant agreement, renewal and amendment for the Operating Group. Unanimous approval is required. After approval by the senior executives committee the agreement will be forwarded to the President of the Operating Group for further consideration. Committee members may designate substitutes to attend meetings of the senior executives committee and act for them in the event they are unable to attend. Consistent with section 3.G of POL-1, committee members remain ultimately responsible for the decisions made by their substitutes.

          3. No services are to be performed for the Company by a foreign sales consultant, and no obligation to pay a foreign sales consultant can be incurred, unless an approved, fully executed, current written agreement exists with the foreign sales consultant.

     B.   Foreign Sales Consultants

          1. Foreign sales consultants must be individuals or organizations having legitimate business interests.

          2. No individual or organization will be engaged or retained as a foreign sales consultant if it is known that such individual, or any person who is an officer, active representative, or owner of such organization, is:

               a. An employee, officer, representative, or owner of any customer (exceptions may be considered if the customer with whom such person is affiliated approves in writing

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                    the Company's use of such person as a consultant for sales to other customers), or

               b. An official, employee, or representative of any foreign government or public international organization or of any agency or instrumentality of any foreign government or public international organization, or an official of any foreign political party, or a candidate for foreign political office and the contractual agreement with or payment to such person would constitute a violation of the Foreign Corrupt Practices Act (FCPA).

          3. No individual or organization will be engaged or retained as a foreign sales consultant if it is known or reasonably believed that such individual or organization is likely to offer or make (or has offered or made) a payment or gift, directly or indirectly, to any employee, official, or representative of any customer, or of any foreign government or public international organization, or of any agency or instrumentality of any foreign government or public international organization, or of any foreign political party, or to any candidate for foreign political office, under circumstances when such payment or gift would constitute a bribe, a kickback, or an illegal payment under either U.S. or applicable foreign laws.

          4. A foreign sales consultant will not be engaged if it is known that the use of such a consultant is prohibited by any applicable law, regulation, or decree, either U.S. or foreign.

     C.   Review and Approval Process

          1. All foreign sales consultants must be retained in accordance with procedures established or approved by the Senior Vice President and General Counsel.

          2. All foreign sales consultant agreements are subject to prior approval by the Chief Executive Officer or the Chief Executive Officer's delegate as provided for in paragraphs 3 and 4 below.

          3. The Chief Executive Officer will approve all new appointments, all renewals and amendments which have "significant changes," and such other renewals and amendments as he may indicate from time to time. In the event the Chief Executive Officer is unavailable to approve such appointments, renewals and amendments, the President is authorized to act in the Chief Executive Officer's stead. The Chief Executive Officer has designated the Senior Vice President and General Counsel as the corporate officer responsible for reviewing these agreements prior to the Chief Executive Officer's approval, to ensure due diligence was used throughout the review and approval process.

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               a.   A "significant change" in a proposed renewal or amendment is any change which has or may have a substantial impact on the potential compensation of the foreign sales consultant, including (but not limited to) an increase: during a sales campaign; of $100,000 or more in a retainer amount; of 1 percentage point or more in a commission rate; or of twenty-five percent or more in a fee per unit rate.

          4. The Chief Executive Officer has delegated final approval authority for all other foreign sales consultant agreement renewals and amendments in the Operating Groups to the Presidents of the Operating Groups and, with the Chief Executive Officer's prior approval, to the senior executives they have delegated to act in their stead when they are unavailable. This authorization includes the responsibility, as the designated corporate officers, to ensure that due diligence was used throughout the review and approval process. This authority and responsibility cannot be further delegated without the Chief Executive Officer's prior written approval.

     D.   Foreign Sales Consultants Agreements

          The Company's relationship with foreign sales consultants will be governed exclusively by a written agreement. The agreement will include any provisions required by the corporate officer designated to ensure due diligence was used throughout the review and approval process (as provided for in paragraphs C. 3. and 4. above) and the following representations, undertakings and agreements:

          1. The consultant will, in performing services under the agreement, comply with all applicable laws and regulations of the United States, the country of each customer, and any other applicable foreign country.

          2. The consultant is an independent contractor and has no authority to commit or obligate the company.

          3. Except as disclosed in the application or agreement, neither the consultant nor any owner, stockholder, officer, director, or active representative of consultant's organization is (a) an officer, employee, representative, or owner of any customer or
               (b) an officer, employee, or other person acting in an official capacity for any foreign government or public international organization, or any agency or instrumentality of any foreign government or public international organization, or any foreign political party, or (c) a candidate for foreign political office. The consultant agrees to inform the Company promptly of any change relative to such representation, and the Company has the right to terminate the agreement if, in the judgment of the Company, such change may constitute a conflict of interest or a violation of any applicable law.

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          4.   The consultant will not offer or make any payment or gift
               directly or indirectly to any officer, employee, or representative of any customer, or of any foreign government or public international organization or agency or instrumentality of any foreign government or public international organization, or of any foreign political party, or to any candidate for foreign political office, which would constitute a bribe, a kickback, or an illegal payment under either U.S. or applicable foreign laws either during or after termination of the agreement.

          5. The Company may be excused from performance under the agreement if such performance would constitute a violation of the laws or regulations of the United States or the country of a customer.

          6. The existence of the agreement may be disclosed by either party, and the terms and conditions of the agreement may be disclosed if required by the laws or regulations of the United States or any other country.

          7. The consultant will provide, upon request, such information as may be necessary to enable the Company to comply with the reporting requirements of any applicable government.

          8. The consultant will provide, in conjunction with any commission payments, a written certification that the representations and warranties made in the agreement are true and correct as of the date of payment.

          9. The agreement identifies all other agreements of any kind between the Company (including any of its subsidiaries) and the consultant or any affiliate, owner, stockholder, officer, director, or active representative of the consultant, or any entity in which any such person or organization has a significant interest.

     E.   Payments

          Payments will be made pursuant to and consistent with the terms of the written agreement. All payments will be made by check or bank transfer, payable to the consultant. No assignment of funds by a consultant to any other person or entity (other than a financial institution) will be permitted without the prior approval of the Senior Vice President and General Counsel. Under no circumstances will any payment be made to any account unless the owners of record of the account are identified. Payment will be made at the consultant's principal place of business unless otherwise authorized by the Senior Vice president and General Counsel.

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3.   Responsibilities

     A.   General

          All Operating Groups will:

          1. Ensure that all personnel involved in the selection or approval of foreign sales consultants or in the execution or administration of foreign sales consultant agreements are informed of the provisions of all policy statements and procedures relating to foreign sales consultants.

          2. Determine the need for foreign sales consultants and the level of compensation, which must be appropriate for such business arrangements in the applicable country.

          3. Compile in a file the information required to support the request for approval of the foreign sales consultant relationship, so that informed judgment may be reached regarding compliance with Company policies and procedures. Such information will include:

               a. A request for approval signed by: a manager of the requesting organization, Contracts, the Law Department, the senior executives committee and the President of the Operating Group.

                    Each signature on the request for approval form is a representation that, to the best of the signer's knowledge, having directly or indirectly made or caused to be made such inquiries as are reasonably available, the information contained in the request for approval, the consultant's application and the file is accurate and complete and that the signer has no reason to believe the level of compensation proposed is inappropriate for the proposed business arrangement in the relevant country.

               b. An application from the prospective consultant or, in the case of a renewal, a written supplement to or reconfirmation of the information on file.

               c. Any available documentation on the prospective consultant such as a resume or an annual report.

               d. In the case of new agreements, documentation of the results of contacts with U.S. consulates and embassies in the territory requesting information on the consultant, and documentation of the results of other reference checks.

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               e.   Confirmation that the Law Department has reviewed any
                    marketing file maintained by the Operating Group concerning the consultant for consistency with the application.

               f. Identification of sales campaigns in progress and accepted sales proposals that would be covered by the agreement.

               g. Identification of all other agreements between the Company (including any of its subsidiaries) and the consultant or any affiliate, owner, stockholder, officer, director, or active representative of the consultant, or any entity in which such person or organization has an interest.

               h. Identification of any other consultant who could be compensated for the same sale.

               i. Proposed letter(s) notifying customers and any government agencies or public international organizations that may be contacted by the consultant of the appointment or, in the case of renewals, a copy of the notification letter(s) previously sent.

               j.   A copy of the agreement.

          4. Promptly after execution of a new or renewal sales consultant agreement, give written notice of the Company's relationship with the consultant to each customer or government agency that the consultant is expected to contact, provided that (a) no such notice need be given to any such customer or agency that is already aware of the Company's relationship with the consultant as evidenced by correspondence in the Company's files, and (b) the Senior Vice President and General Counsel may authorize such exceptions to this provision as may be appropriate in the circumstances.

          5. Maintain appropriate files and records and administer foreign sales consultant agreements to ensure compliance with this procedure.

     B.   Contracts

          1. POL-1, "Delegation of Authority to Authorize Business Transactions and Agreements, and to Commit Company Resources," at paragraph 6. H. 2. d. on page 16, delegates the authority to manage the process for engaging foreign sales consultants to Contracts. This includes the following responsibilities:

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               a.   Ensure compliance with Company policy and regulatory
                    requirements.

               b. Prepare, and review and approve, all foreign sales consultant agreements, amendments and renewals. Review and approve the files described in 3. A. 3. above.

               c. With the Law Department, develop and provide FCPA training to Operating Group personnel and FCPA and business practices training to foreign sales consultants. Maintain a record of such training.

               d. Confirm and document the business justification, past performance and reasonableness of compensation for foreign sales consultants.

               e. For agreements with new foreign sales consultants, conduct an in-country validation prior to review by the senior executives committee. For renewals and amendments, conduct subsequent in-country validations at appropriate intervals.

               f. Document the results of the in-country validation. Provide the results to appropriate individuals and organizations, including the senior executives committee.

               g. Provide administrative support to the senior executives committee and maintain a record of its meetings.

               h.   Approve foreign sales consultants invoices.

               i. With the Law Department, provide support to the Senior Vice President and General Counsel as required for matters related to the administration and review of POL-14, this procedure, and the operating segment procedures required by
                    2. A. 1. above.

     C.   Law Department

          1. POL-1, "Delegation of Authority to Authorize Business Transactions and Agreements, and to Commit Company Resources," at paragraph 1.c. on page 15, delegates the legal aspects of engaging foreign sales consultants to the Law Department. This includes the following responsibilities:

               a. Ensure compliance with Company Policy and regulatory requirements.

               b. Review and approve all foreign sales consultant agreements, amendments, renewals and the files described in 3. A. 3. above.

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               c.   With Contracts, develop and provide FCPA training to
                    Operating Group personnel, and FCPA and business practices training to foreign sales consultants. Maintain a record of such training.

               d.   Accomplish the marketing file review provided for in 3. A.
                    3. e. above.

               e. With Contracts, provide support to the Senior Vice President and General Counsel as required for matters related to the administration and review of POL-14, this procedure, and the operating segment procedures required by 2. A. 1. above.

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